Exhibit 99.1

EVERCORE PARTNERS REPORTS FOURTH QUARTER 2009 RESULTS; DECLARES QUARTERLY DIVIDEND OF $0.15 PER SHARE

Highlights

•	Fourth Quarter Financial Summary:

•	Record Net Revenues of $109 million, up 217% (228% for U.S. GAAP) versus the same period in 2008 and 31% versus the third quarter of 2009

•	Adjusted Pro Forma Net Income of $16.5 million, or $0.41 per share, is up significantly from the Adjusted Pro Forma Net Loss in the fourth quarter of 2008 and up 50% from the third quarter of 2009

•	U.S. GAAP Net Income of $1.6 million or $0.07 per share, in contrast to a Net Loss of ($0.39) per share in the same period last year and Net Income of $0.14 per share in the third quarter of 2009

•	Strong revenues and earnings in the Advisory business, including restructuring; maintained #1 M&A Advisory boutique ranking and #6 rank overall in the U.S.

•	Completed transactions for Wyeth, Centennial Communications, Hearst, Atlantic Inertial Systems and others

•	Continued to advise on the largest restructuring assignments including General Motors, CIT and others

•	Named Boutique Bank of the Year by Investment Dealers’ Digest

•	$4.5 billion of Assets Under Management (AUM) at the quarter end, up 26% versus the third quarter of 2009

•	Announced the formation of a U.S. Cash Equities business and broadening of Capital Markets Advisory business

•	Declares quarterly dividend of $0.15 per share

NEW YORK, February 2, 2010 – Evercore Partners Inc. (NYSE: EVR) today announced that its Adjusted Pro Forma Net Revenues were $109.1 million and $314.4 million for the three and twelve months ended December 31, 2009, respectively, compared to Adjusted Pro Forma Net Revenues of $34.5 million and $193.4 million for the three and twelve months ended December 31, 2008, respectively. Adjusted Pro Forma Net Income Attributable to Evercore Partners Inc. was $16.5 million and $32.9 million, or $0.41 and $0.89 per share, for the three and twelve months ended December 31, 2009, respectively, compared to an Adjusted Pro Forma Net Loss of ($8.5) million for the three months ended December 31, 2008 and Adjusted Pro Forma Net Income of $4.0 million for the twelve months ended December 31, 2008, or ($0.25) and $0.12 per share, for the three and twelve months ended December 31, 2008, respectively. The fourth quarter of 2009 was driven by record revenues in the Advisory business, with continued strength from both M&A advisory and restructuring assignments. The Investment Management business reported substantially improved revenues from the same period last year as the businesses launched in late 2008 and early 2009 have both increased assets under management and fee-based revenues.

U.S. GAAP Net Revenues were $109.2 million and $313.1 million for the three and twelve months ended December 31, 2009, respectively, compared to U.S. GAAP Net Revenues of $33.2 million and $194.7 million for the three and twelve months ended December 31, 2008, respectively. U.S. GAAP Net Income (Loss) Attributable to Evercore Partners Inc. was $1.6 million and ($1.6) million, or $0.07 and ($0.10) per share, for the three and twelve months ended December 31, 2009, respectively, compared to U.S. GAAP Net Income (Loss) Attributable to Evercore Partners Inc. of ($5.3) million and ($4.7) million, or ($0.39) and ($0.36) per share, for the three and twelve months ended December 31, 2008, respectively.

The Adjusted Pro Forma compensation ratio for the three months ended December 31, 2009 was 58%; the full year ratios were 64% and 72% for 2009 and 2008, respectively. Adjusted Pro Forma operating margins increased to 28% for the three months ended December 31, 2009; the operating margins for the full year 2009 increased to 19% in comparison to 4% for 2008. The Adjusted Pro Forma compensation ratio for the twelve months ended December 31, 2009 of 64% improved in comparison to the trailing twelve month compensation ratios as of September 30, 2009 and June 30, 2009 of 72% and 77%, respectively. The U.S. GAAP compensation ratio for the trailing twelve months as of December 31, 2009, September 30, 2009 and June 30, 2009 was 67%, 75% and 77%, respectively. The U.S. GAAP operating margins for the three and twelve months ended December 31, 2009 were 17% and 6%, respectively.

Evercore’s quarterly results may fluctuate significantly due to the timing and amount of Advisory fees earned, as well as gains or losses relating to the Firm’s Investment Management business and other factors. Accordingly, financial results in any particular quarter may not be representative of future results over a longer period of time.

“Our financial and operating performance during the fourth quarter demonstrated continued progress in meeting our strategic priorities,” said Ralph Schlosstein, President and Chief Executive Officer. “Bottom line results continued to improve as Advisory revenues reached record levels for the quarter; our Investment Management businesses continued to add new clients and to increase assets under management and we made steady progress in improving our operating margins and our compensation ratio.”

“This past year was a landmark one for Evercore,” said Roger Altman, Chairman. “Our core Advisory business was extraordinarily strong in light of the challenging environment. We had our best finish ever in both the M&A and restructuring rankings. We have strong momentum as we move into 2010 in an environment that we expect will gradually improve.”

Mr. Schlosstein continued, “We were pleased to announce the expansion of our capital markets advisory services and the launch of our cash equities business during the quarter. Clients have reacted favorably to our expanded capital markets capability and our strategy has been well received by talented research and sales and trading professionals. I am confident that our leadership team of Charles Myers, Jim Birle and Bart McDade will build a strong equity research and sales franchise that expands and compliments our Advisory business.”

Throughout the discussion of Evercore’s business segments, information is presented on an adjusted pro forma basis, which is a non-generally accepted accounting principles (“non-GAAP”) measure and is unaudited. Adjusted pro forma results begin with information prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) adjusted to exclude certain items and reflect the conversion of vested and unvested Evercore LP Units into Class A shares. Evercore believes that the disclosed adjusted pro forma measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures, are useful to investors to compare Evercore’s results across several periods and facilitate an understanding of Evercore’s operating results.

Evercore uses these measures to evaluate its operating performance, as well as the performance of individual employees. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. For more information about the adjusted pro forma basis of reporting used by management to evaluate the performance of Evercore and each line of business, including reconciliations of U.S. GAAP results to an adjusted pro forma basis, see pages A-2 through A-13 included in Annex I. These adjusted pro forma amounts are allocated to the Company’s two business segments: Advisory and Investment Management.

Consolidated Adjusted Pro Forma and U.S. GAAP Selected Financial Data

	Adjusted Pro Forma
	Three Months Ended			% Change vs.		Twelve Months Ended
	December 31, 2009	September 30, 2009	December 31, 2008	September 30, 2009	December 31, 2008	December 31, 2009	December 31, 2008	% Change
	(dollars in thousands)
Net Revenues	$109,140	$83,382	$34,458	31%	217%	$314,440	$193,386	63%

Expenses:
Employee Compensation and Benefits	63,012	50,693	34,585	24%	82%	201,418	139,211	45%
Non-compensation Costs	15,680	13,513	12,309	16%	27%	53,216	45,805	16%

Total Expenses	78,692	64,206	46,894	23%	68%	254,634	185,016	38%

Operating Income (Loss)	30,448	19,176	(12,436)	59%	NM	59,806	8,370	615%
Interest Expense on Long-term Debt	1,910	1,896	1,884	1%	1%	7,595	2,554	197%

Pre-Tax Income (Loss)	28,538	17,280	(14,320)	65%	NM	52,211	5,816	798%
Provision (Benefit) for Income Taxes	12,623	7,264	(5,831)	74%	NM	22,580	1,768	NM

Net Income (Loss)	15,915	10,016	(8,489)	59%	NM	29,631	4,048	632%
Non-controlling Interest	(621)	(976)	—	36%	NM	(3,252)	—	NM

Net Income (Loss) Attributable to Evercore Partners Inc.	$16,536	$10,992	$(8,489)	50%	NM	$32,883	$4,048	712%

Earnings (Loss) Per Share	$0.41	$0.29	$(0.25)	41%	NM	$0.89	$0.12	642%

Compensation Ratio	58%	61%	100%			64%	72%
Operating Margin	28%	23%	(36%)			19%	4%

	U.S. GAAP
	Three Months Ended			% Change vs.		Twelve Months Ended
	December 31, 2009	September 30, 2009	December 31, 2008	September 30, 2009	December 31, 2008	December 31, 2009	December 31, 2008	% Change
	(dollars in thousands)
Net Revenues	$109,174	$83,196	$33,236	31%	228%	$313,139	$194,655	61%

Expenses:
Employee Compensation and Benefits	68,001	55,104	34,585	23%	97%	210,818	146,663	44%
Non-compensation Costs	18,208	15,806	15,172	15%	20%	62,414	53,244	17%
Special Charges	3,991	—	—	NM	NM	20,129	4,132	387%

Total Expenses	90,200	70,910	49,757	27%	81%	293,361	204,039	44%

Operating Income (Loss)	18,974	12,286	(16,521)	54%	NM	19,778	(9,384)	NM
Interest Expense on Long-term Debt	—	—	—	NM	NM	—	—	NM

Pre-Tax Income (Loss)	18,974	12,286	(16,521)	54%	NM	19,778	(9,384)	NM
Provision (Benefit) for Income Taxes	12,499	4,602	(3,463)	172%	NM	19,532	179	NM

Net Income (Loss)	6,475	7,684	(13,058)	(16%)	NM	246	(9,563)	NM
Non-controlling Interest	4,826	5,051	(7,722)	(4%)	NM	1,816	(4,850)	NM

Net Income (Loss) Attributable to Evercore Partners Inc.	$1,649	$2,633	$(5,336)	(37%)	NM	$(1,570)	$(4,713)	67%

Earnings (Loss) Per Share	$0.07	$0.14	$(0.39)	(50%)	NM	$(0.10)	$(0.36)	72%

Compensation Ratio	62%	66%	104%			67%	75%
Operating Margin	17%	15%	(50%)			6%	(5%)

Business Line Reporting

A discussion of Adjusted Pro Forma revenues and expenses is presented below for the Advisory and Investment Management segments. Unless otherwise stated, all of the financial measures presented in this discussion are Adjusted Pro Forma measures. For a reconciliation of the Adjusted Pro Forma segment data to U.S. GAAP results, see pages A-2 to A-13 in Annex I.

Advisory

Evercore’s Advisory business produced record results with significant contributions from both M&A advisory and restructuring assignments. In addition to revenue growth, Evercore’s continued focus on expense management resulted in improved operating leverage this quarter with pre-tax margins increasing for the fourth consecutive quarter to 36% from 31% last quarter and (8%) in the same period last year.

	Adjusted Pro Forma
	Three Months Ended			Twelve Months Ended
	December 31, 2009	September 30, 2009	December 31, 2008	December 31, 2009	December 31, 2008
	(dollars in thousands)
Net Revenues:
Advisory	$99,181	$71,596	$31,085	$287,265	$178,421
Other Revenue, net	326	1,208	2,440	2,065	5,020

Net Revenues	99,507	72,804	33,525	289,330	183,441

Expenses:
Employee Compensation and Benefits	53,256	41,119	26,030	163,269	116,433
Non-compensation Costs	10,513	8,812	10,045	35,084	37,477
Special Charges	—	—	—	—	—

Total Expenses	63,769	49,931	36,075	198,353	153,910

Operating Income (Loss)	$35,738	$22,873	$(2,550)	$90,977	$29,531

Compensation Ratio	54%	56%	78%	56%	63%
Operating Margin	36%	31%	(8%)	31%	16%

	U.S. GAAP
	Three Months Ended			Twelve Months Ended
	December 31, 2009	September 30, 2009	December 31, 2008	December 31, 2009	December 31, 2008
	(dollars in thousands)
Net Revenues:
Advisory	$100,880	$73,306	$31,738	$293,311	$181,608
Other Revenue, net	(709)	184	2,440	(677)	5,020

Net Revenues	100,171	73,490	34,178	292,634	186,628

Expenses:
Employee Compensation and Benefits	57,381	44,904	26,030	171,179	123,885
Non-compensation Costs	12,682	10,990	11,167	43,006	42,548
Special Charges	3,991	—	—	7,942	—

Total Expenses	74,054	55,894	37,197	222,127	166,433

Operating Income	$26,117	$17,596	$(3,019)	$70,507	$20,195

Compensation Ratio	57%	61%	76%	58%	66%
Operating Margin	26%	24%	(9%)	24%	11%

Revenues

Advisory reported record fourth quarter 2009 net revenues of $99.5 million and $289.3 million for the twelve months ended December 31, 2009, an increase of 197% and 58% from the prior year, respectively. The increase reflects continued contribution from prominent restructuring assignments including General Motors, CIT and others and strategic M&A advisory assignments with Wyeth, Centennial Communications, Atlantic Inertial Systems and others. The Company earned Advisory revenues in excess of $1 million from a record 16 clients during the fourth quarter of 2009 including at least one from each of its geographical regions. The number of fee paying clients for 2009 grew to 162 compared to 149 for 2008.

Among boutiques, according to Thomson Reuters, Evercore was ranked number one in the U.S. as measured by the value of announced and completed transactions during 2009 and #6 in the U.S. among all advisors, Evercore’s highest ever year-end rank.

Expenses

Compensation costs for the Advisory segment for the three and twelve months ended December 31, 2009, were $53.3 million and $163.3 million, respectively, an increase of 105% and 40% from the prior year, respectively. The year-on-year increase in compensation was due to higher compensation associated with the increase in revenues earned and the impact of new hires. For the three and twelve months ended December 31, 2009, Evercore’s Advisory compensation ratio was 54% and 56%, respectively, versus the compensation ratio reported for the three and twelve months ended December 31, 2008 of 78% and 63%, respectively. Excluding stock compensation costs of $7.0 million and $18.9 million for the three and twelve months ended December 31, 2009, respectively, related to new Advisory Senior Managing Directors1, the ratio would have been 46% and 50%, respectively.

Non-compensation costs for the three months ended December 31, 2009 of $10.5 million increased 5% from the same period last year principally due to increased costs of business development and costs associated with the Capital Markets and Cash Equities businesses. For 2009, non-compensation expenses declined 6% from the prior year, reflecting our ongoing focus on cost control.

[1]	Stock compensation costs for Senior Managing Directors hired in the past twenty-four months

Investment Management

The revenues in the fourth quarter of 2009 for the Investment Management business were down slightly from the third quarter of 2009 but significantly higher than the prior year. Assets under management (AUM) increased to approximately $4.5 billion, up 26% from the third quarter of 2009, reflecting inflows of approximately $0.8 billion. Revenues declined slightly from the third quarter despite increased assets under management, due to delays in the completion of certain consulting assignments for trust clients.

	Adjusted Pro Forma
	Three Months Ended			Twelve Months Ended
	December 31, 2009	September 30, 2009	December 31, 2008	December 31, 2009	December 31, 2008
	(dollars in thousands)
Net Revenues:
Investment Management Revenues	$9,104	$9,785	$766	$21,615	$8,804
Other Revenue, net	529	793	167	3,495	1,141

Net Revenues	9,633	10,578	933	25,110	9,945

Expenses:

Employee Compensation and Benefits	9,756	9,574	8,555	38,149	22,778
Non-compensation Costs	5,167	4,701	2,264	18,132	8,328
Special Charges	—	—	—	—	—

Total Expenses	14,923	14,275	10,819	56,281	31,106

Operating Income (Loss)	$(5,290)	$(3,697)	$(9,886)	$(31,171)	$(21,161)

Compensation Ratio	101%	91%	917%	152%	229%
Operating Margin	(55%)	(35%)	NM	(124%)	(213%)

	U.S. GAAP
	Three Months Ended			Twelve Months Ended
	December 31, 2009	September 30, 2009	December 31, 2008	December 31, 2009	December 31, 2008
	(dollars in thousands)
Net Revenues:
Investment Management Revenues	$9,349	$9,785	$775	$21,863	$9,440
Other Revenue, net	(346)	(79)	(1,717)	(1,358)	(1,413)

Net Revenues	9,003	9,706	(942)	20,505	8,027

Expenses:

Employee Compensation and Benefits	10,620	10,200	8,555	39,639	22,778
Non-compensation Costs	5,526	4,816	4,005	19,408	10,696
Special Charges	—	—	—	12,187	4,132

Total Expenses	16,146	15,016	12,560	71,234	37,606

Operating Income (Loss)	$(7,143)	$(5,310)	$(13,502)	$(50,729)	$(29,579)

Compensation Ratio	118%	105%	(908%)	193%	284%
Operating Margin	(79%)	(55%)	NM	(247%)	(368%)

Revenues

Investment Management Revenue Components

	Adjusted Pro Forma
	Three Months Ended			Twelve Months Ended
	December 31, 2009	September 30, 2009	December 31, 2008	December 31, 2009	December 31, 2008
	(dollars in thousands)
Management Fees
Wealth Management	$1,682	$1,144	$22	$3,903	$22
Institutional Asset Management (1)	4,464	5,851	265	14,631	2,658
Private Equity (2)	3,088	2,970	2,744	10,207	8,902

Total Management Fees	9,234	9,965	3,031	28,741	11,582

Realized and Unrealized Gains (Losses)
Institutional Asset Management	770	625	(648)	713	(3,140)
Private Equity	(72)	(616)	(793)	(5,179)	1,664

Total Realized and Unrealized Gains (Losses)	698	9	(1,441)	(4,466)	(1,476)

HighView	—	—	(679)	(920)	(679)
Equity in EAM Gains (Losses)	—	—	63	(334)	(252)
Equity in Pan Losses	(828)	(189)	(208)	(1,406)	(371)

Investment Management Revenues	$9,104	$9,785	$766	$21,615	$8,804

(1)	Excluding the reduction of revenues for reimbursable client-related expenses, management fees from Institutional Asset Management were $4.7 million and $14.9 million for the three and twelve months ended December 31, 2009, respectively.
(2)	Excluding the reduction of revenues for reimbursable client-related expenses, management fees from Private Equity were $2.8 million, $10.2 million and $9.5 million for the three months ended December 31, 2008 and twelve months ended December 31, 2009 and 2008, respectively.

Fees earned from the management of client portfolios and other investment advisory services of $9.2 million and $28.7 million increased significantly for the three and twelve months ended December 31, 2009 compared to the comparable periods in 2008, reflecting the addition of new businesses and increased assets under management. Fee-based revenues in the fourth quarter of 2009 were down from the third quarter of 2009, as fewer consulting assignments for trust clients were completed during the fourth quarter.

The loss related to Evercore Pan-Asset Management reflects Evercore’s share of an allowance against a deferred tax asset required under U.S. GAAP.

Expenses

The growth in expenses in the fourth quarter of 2009 relative to the same period last year reflects the addition of new businesses and a further compensation charge associated with the restructuring of the Private Equity business.

Non-controlling Interest

The senior management of our Wealth Management and Institutional Asset Management businesses have direct ownership interest in these businesses, which are accounted for as a Non-controlling Interest. Evercore’s Adjusted Pro Forma Investment Management Operating Income (Loss), net of Non-controlling Interest, is as follows:

	Adjusted Pro Forma
	Three Months Ended			Twelve Months Ended
	December 31, 2009	September 30, 2009	December 31, 2008	December 31, 2009	December 31, 2008
	(dollars in thousands)
Operating Income (Loss)	$(5,290)	$(3,697)	$(9,886)	$(31,171)	$(21,161)
Adjusted Pro Forma Net Income (Loss) Attributable to Non-controlling Interest	(621)	(976)	—	(3,252)	—

Operating Income (Loss) Net of Non-controlling Interest	$(4,669)	$(2,721)	$(9,886)	$(27,919)	$(21,161)

Other U.S. GAAP Expenses

Our Adjusted Pro Forma Net Income Attributable to Evercore Partners Inc. for the three months ended December 31, 2009 was higher than U.S. GAAP as a result of the exclusion of expenses associated with IPO equity awards, special charges primarily related to the voluntary forfeiture of existing employee shares and the amortization of intangibles (which principally relate to Braveheart and Protego). Our Adjusted Pro Forma results for the twelve months ended December 31, 2009 were driven by similar factors as the three months ended December 31, 2009, and include the restructuring charge incurred in the second quarter of 2009.

In addition, for Adjusted Pro Forma purposes, reimbursable client-related expenses and expenses associated with revenue sharing engagements with third parties have been presented as a reduction from Revenues and the associated Non-compensation costs.

Further details of these expenses, as well as an explanation of similar expenses for the three and twelve months ended December 31, 2008, are included in Annex I, pages A-2 to A-13.

Income Taxes

For the three and twelve months ended December 31, 2009, Evercore’s Adjusted Pro Forma effective tax rate was approximately 44% and 43%, respectively, compared to an effective tax rate of approximately 41% and 30% for the three and twelve months ended December 31, 2008, respectively. The Adjusted Pro Forma tax rate was driven principally by the federal statutory tax rate; state and local taxes; and the amount of profit or loss attributed to non-controlling interests. In 2009, losses attributed to non-controlling interests were the primary driver of the increased Adjusted Pro Forma tax rate.

For the three and twelve months ended December 31, 2009, Evercore’s U.S. GAAP effective tax rate was approximately 66% and 99%, respectively, compared to an effective tax rate of approximately 21% and (2%) for the three and twelve months ended December 31, 2008, respectively. The effective tax rate for U.S. GAAP purposes was driven by the above factors and also reflected significant adjustments relating to the tax treatment of certain compensation transactions, as well as the non-controlling interest associated with Evercore LP Units.

Balance Sheet

The Company continues to maintain a strong balance sheet, holding cash, cash equivalents and marketable securities of $347.7 million at December 31, 2009. Current assets exceed current liabilities by $275.7 million at December 31, 2009. Amounts due related to the Long-Term Notes Payable were $96.6 million at December 31, 2009.

During the quarter the Company repurchased approximately 10,000 shares of Class A common stock pursuant to the net settlement of stock-based compensation awards.

Dividend

On January 28, 2010 the Board of Directors of Evercore declared a quarterly dividend of $0.15 per share to be paid on March 12, 2010 to common stockholders of record on February 26, 2010.

Conference Call

Evercore will host a conference call to discuss its results for the fourth quarter and full year on Tuesday, February 2, 2010, at 8:00 a.m. Eastern Time with access available via the Internet and telephone. Investors and analysts may participate in the live conference call by dialing (866) 831-6247 (toll-free domestic) or (617) 213-8856 (international); passcode: 23013648. Please register at least 10 minutes before the conference call begins. A replay of the call will be available for one week via telephone starting approximately one hour after the call ends. The replay can be accessed at (888) 286-8010 (toll-free domestic) or (617) 801-6888 (international); passcode: 45844274. A live webcast of the conference call will be available on the Investor Relations section of Evercore’s Web site at www.evercore.com. The webcast will be archived on Evercore’s Web site for 30 days after the call.

About Evercore Partners

Evercore Partners is a leading investment banking boutique and investment management firm. Evercore’s Advisory business counsels its clients on mergers, acquisitions, divestitures, restructurings, financings and other strategic transactions. Evercore’s Investment Management business comprises wealth management, institutional asset management and private equity investing. Evercore serves a diverse set of clients around the world from its offices in New York, San Francisco, Boston, Washington D.C., Los Angeles, Houston, London, Mexico City and Monterrey, Mexico. More information about Evercore can be found on the Company’s Web site at www.evercore.com.

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Investor Contact:	Robert B. Walsh Chief Financial Officer, Evercore Partners 212-857-3100

Media Contact:	Kenny Juarez The Abernathy MacGregor Group, for Evercore Partners 212-371-5999

Basis of Alternative Financial Statement Presentation

Adjusted pro forma results are a non-GAAP measure. Evercore believes that the disclosed adjusted pro forma measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures, are useful to investors to compare Evercore’s results across several periods and better reflect management’s view of operating results. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of U.S. GAAP results to adjusted pro forma results is presented in the tables included in Annex I.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect our current views with respect to, among other things, Evercore’s operations and financial performance. In some cases, you can identify these forward-looking statements by the use of words such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in Evercore’s business. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Evercore believes these factors include, but are not limited to, those described under “Risk Factors” discussed in Evercore’s Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent quarterly reports on Form 10-Q. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. In addition, new risks and uncertainties emerge from time to time, and it is not possible for Evercore to predict all risks and uncertainties, nor can Evercore assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and Evercore does not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. Evercore undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

With respect to any securities offered by any private equity fund referenced herein, such securities have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ANNEX I

EVERCORE PARTNERS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2009 AND 2008

(dollars in thousands, except per share data)

(UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
REVENUES
Advisory Revenue	$100,880	$31,738	$293,311	$181,608
Investment Management Revenue	9,349	775	21,863	9,440
Other Revenue	4,016	8,992	22,234	33,885

TOTAL REVENUES	114,245	41,505	337,408	224,933
Interest Expense (1)	5,071	8,269	24,269	30,278

NET REVENUES	109,174	33,236	313,139	194,655

EXPENSES
Employee Compensation and Benefits	68,001	34,585	210,818	146,663
Occupancy and Equipment Rental	3,844	3,132	13,916	12,671
Professional Fees	6,319	4,427	20,930	16,173
Travel and Related Expenses	3,203	2,840	9,703	10,139
Communications and Information Services	1,211	675	3,926	2,984
Depreciation and Amortization	1,164	1,025	4,517	4,189
Special Charges	3,991	—	20,129	4,132
Acquisition and Transition Costs	—	1,596	712	1,596
Other Operating Expenses	2,467	1,477	8,710	5,492

TOTAL EXPENSES	90,200	49,757	293,361	204,039

INCOME (LOSS) BEFORE INCOME TAXES	18,974	(16,521)	19,778	(9,384)
Provision (Benefit) for Income Taxes	12,499	(3,463)	19,532	179

NET INCOME (LOSS)	6,475	(13,058)	246	(9,563)
Net Income (Loss) Attributable to Non-controlling Interest	4,826	(7,722)	1,816	(4,850)

NET INCOME (LOSS) ATTRIBUTABLE TO EVERCORE PARTNERS INC.	$1,649	$(5,336)	$(1,570)	$(4,713)

Net Income (Loss) Attributable to Evercore Partners Inc. Common Shareholders	$1,649	$(5,336)	$(1,570)	$(4,713)

Weighted Average Shares of Class A Common Stock Outstanding:
Basic	18,157	13,547	15,545	13,072
Diluted	22,295	13,547	15,545	13,072
Net Income (Loss) Per Share Attributable to Evercore Partners Inc. Common Shareholders:

Basic	$0.09	$(0.39)	$(0.10)	$(0.36)
Diluted	$0.07	$(0.39)	$(0.10)	$(0.36)

[1]	Includes interest expense on long-term debt and interest expense on short-term repurchase agreements.

Adjusted Pro Forma Results

Throughout the discussion of Evercore’s business segments, information is presented on an adjusted pro forma basis, which is a non-generally accepted accounting principles (“non-GAAP”) measure and is unaudited. Adjusted pro forma results begin with information prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), adjusted to exclude certain items and reflect the conversion of vested and unvested Evercore LP Units, and other event-based awards, into Class A shares. Evercore believes that the disclosed adjusted pro forma measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures, are useful to investors to compare Evercore’s results across several periods and facilitate an understanding of Evercore’s operating results. The Company uses these measures to evaluate its operating performance, as well as the performance of individual employees. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. These adjusted pro forma amounts are allocated to the Company’s two business segments: Advisory and Investment Management. The differences between adjusted pro forma and U.S. GAAP results are as follows:

1.	Assumed Vesting of Evercore LP Units and Exchange into Class A Shares. The Company incurred expenses in Employee Compensation and Benefits for the three and twelve months ended December 31, 2009, resulting from the modification of Evercore LP Units, which will vest over a five year period, and the vesting of modified equity awards in conjunction with an offering during the third quarter of 2009. The Adjusted Pro Forma results assume these LP Units have vested and have been exchanged for Class A shares. Accordingly, any expense associated with these units is excluded from adjusted pro forma results and the non-controlling interest related to these units is converted to controlling interest. The Company’s Management believes that it is useful to provide the per-share effect associated with the assumed conversion of these previously granted but unvested equity, and thus the adjusted pro forma results reflect the vesting of all unvested Evercore LP partnership units and event-based stock-based awards.

2.	Expenses Associated with Business Combinations. The following expenses resulting from business combinations have been excluded from adjusted pro forma results because the Company’s Management believes that operating performance is more comparable across periods excluding the effects of these acquisition-related charges;

a.	Acquisition and Transition Costs. The Company has reflected Acquisition and Transition Costs for expenses incurred in connection with the acquisition of SFS and the formation of ETC. This charge reflects the change in accounting for deal-related costs required by SFAS No. 141(R), Business Combinations, codified under ASC 805, which was effective January 1, 2009.

b.	Amortization of Intangible Assets. Amortization of intangible assets related to the Protego acquisition was undertaken in contemplation of the IPO. The Braveheart acquisition occurred on December 19, 2006. Also excluded is amortization of intangible assets associated with the recent acquisitions of SFS and EAM.

c.	Deferred Consideration Related to Braveheart Acquisition. The former shareholders of Braveheart were issued $7.5 million of restricted stock in the first quarter of 2008 as additional deferred consideration pursuant to the Sale and Purchase Agreement associated with the Braveheart acquisition. This share issuance was expensed for U.S. GAAP purposes but excluded from the adjusted pro forma results.

3.

Special Charges. The Company has reflected charges in conjunction with its decision to suspend capital raising for ECP and other ongoing strategic cost management initiatives, which it has excluded from adjusted pro forma results. These charges relate to the expense required to be recorded under U.S. GAAP for stock-based compensation awards that are voluntarily forfeited by employees who remain with the Company. During 2009 employees voluntarily forfeited 738,000 unvested restricted stock units and 250,000 partnership units. The Company has also reflected charges in 2008 as Special Charges in connection with employee severance, accelerated share-based vesting, facilities costs associated with the closing of the Los Angeles office and the write-off of certain capitalized costs associated with fundraising initiatives for ECP. The Company’s Management believes that excluding the effects of these Special Charges improves the comparability of operating performance across periods.

4.	Client Expenses. The Company has reflected the reclassification of reimbursable expenses and expenses associated with revenue sharing engagements with third parties as a reduction of revenue. The Company’s Management believes that this adjustment results in more meaningful key operating ratios, such as compensation to net revenues and operating margin.

5.	Income Taxes. Evercore is organized as a series of Limited Liability Companies, Partnerships, a C-Corporation and a Public Corporation and therefore, not all of the Company’s income is subject to corporate level taxes. As a result, adjustments have been made to the adjusted pro forma earnings to assume that the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at the prevailing corporate rates, that all deferred tax assets relating to foreign operations are fully realizable within the structure on a consolidated basis and that adjustments for deferred tax assets related to the ultimate tax deductions for equity-based compensation awards are made directly to stockholders’ equity. This assumption is consistent with the assumption that all Evercore LP Units are vested and exchanged into Class A shares, as discussed in Item 1 above, as the assumed exchange would change the tax structure of the Company.

6.	Presentation of Interest Expense. The adjusted pro forma results present interest expense on short-term repurchase agreements, within the Investment Management segment, in Other Revenues, net, as the Company’s Management believes it is more meaningful to present the spread on net interest resulting from the matched financial assets and liabilities. In addition, adjusted pro forma Advisory and Investment Management Operating Income is presented before interest expense on long-term debt, which is included in interest expense on a U.S. GAAP basis.

EVERCORE PARTNERS INC.

ADJUSTED PRO FORMA RECONCILIATION TO U.S. GAAP

FOR THE THREE MONTHS ENDED DECEMBER 31, 2009

(dollars in thousands)

(UNAUDITED)

	For The Three Months Ended December 31, 2009
	Non-GAAP Adjusted Pro Forma Basis			Adjustments		U.S. GAAP Basis
	Advisory	Investment Management	Total Segments			Condensed/ Consolidated Results
REVENUES
Advisory Revenue	$99,181	$—	$99,181	$1,699	(1)	$100,880
Investment Management Revenue	—	9,104	9,104	245	(1)	9,349
Other Revenue	326	529	855	3,161	(2)	4,016

TOTAL REVENUES	99,507	9,633	109,140	5,105		114,245
Interest Expense	—	—	—	5,071	(2)	5,071

NET REVENUES	99,507	9,633	109,140	34		109,174

EXPENSES
Employee Compensation and Benefits	53,256	9,756	63,012	4,989	(3)	68,001
Non-compensation Costs	10,513	5,167	15,680	2,528	(4)	18,208
Special Charges	—	—	—	3,991	(5)	3,991

TOTAL EXPENSES	63,769	14,923	78,692	11,508		90,200

Income (Loss) Before Interest Expense on Long-term Debt and Income Taxes	$35,738	$(5,290)	30,448	(11,474)		18,974

Interest Expense on Long-term Debt			1,910	(1,910	)(2)	—

Income Before Income Taxes			28,538	(9,564)		18,974
Provision for Income Taxes			12,623	(124	)(6)	12,499

NET INCOME			15,915	(9,440)		6,475
Net Income (Loss) Attributable to Non-controlling Interest			(621)	5,447	(7)	4,826

NET INCOME ATTRIBUTABLE TO EVERCORE PARTNERS INC.			$16,536	$(14,887)		$1,649

Class A Common Shares Outstanding			40,022	(17,727	)(8)	22,295

Diluted Earnings Per Share			$0.41			$0.07

EVERCORE PARTNERS INC.

ADJUSTED PRO FORMA RECONCILIATION TO U.S. GAAP

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009

(dollars in thousands)

(UNAUDITED)

	For The Three Months Ended September 30, 2009
	Non-GAAP Adjusted Pro Forma Basis			Adjustments		U.S. GAAP Basis
	Advisory	Investment Management	Total Segments			Condensed/ Consolidated Results
REVENUES
Advisory Revenue	$71,596	$—	$71,596	$1,710	(1)	$73,306
Investment Management Revenue	—	9,785	9,785	—		9,785
Other Revenue	1,208	793	2,001	2,602	(2)	4,603

TOTAL REVENUES	72,804	10,578	83,382	4,312		87,694
Interest Expense	—	—	—	4,498	(2)	4,498

NET REVENUES	72,804	10,578	83,382	(186)		83,196

EXPENSES
Employee Compensation and Benefits	41,119	9,574	50,693	4,411	(3)	55,104
Non-compensation Costs	8,812	4,701	13,513	2,293	(4)	15,806
Special Charges	—	—	—	—		—

TOTAL EXPENSES	49,931	14,275	64,206	6,704		70,910

Income (Loss) Before Interest Expense on Long-term Debt and Income Taxes	$22,873	$(3,697)	19,176	(6,890)		12,286

Interest Expense on Long-term Debt			1,896	(1,896	)(2)	—

Income Before Income Taxes			17,280	(4,994)		12,286
Provision for Income Taxes			7,264	(2,662	)(6)	4,602

NET INCOME			10,016	(2,332)		7,684
Net Income (Loss) Attributable to Non-controlling Interest			(976)	6,027	(7)	5,051

NET INCOME ATTRIBUTABLE TO EVERCORE PARTNERS INC.			$10,992	$(8,359)		$2,633

Class A Common Shares Outstanding			37,750	(19,397	)(8)	18,353

Diluted Earnings Per Share			$0.29			$0.14

EVERCORE PARTNERS INC.

ADJUSTED PRO FORMA RECONCILIATION TO U.S. GAAP

FOR THE THREE MONTHS ENDED DECEMBER 31, 2008

(dollars in thousands)

(UNAUDITED)

	For The Three Months Ended December 31, 2008
	Non-GAAP Adjusted Pro Forma Basis			Adjustments		U.S. GAAP Basis
	Advisory	Investment Management	Total Segments			Condensed/ Consolidated Results
REVENUES
Advisory Revenue	$31,085	$—	$31,085	$653	(1)	$31,738
Investment Management Revenue	—	766	766	9	(1)	775
Other Revenue	2,440	167	2,607	6,385	(2)	8,992

TOTAL REVENUES	33,525	933	34,458	7,047		41,505
Interest Expense	—	—	—	8,269	(2)	8,269

NET REVENUES	33,525	933	34,458	(1,222)		33,236

EXPENSES
Employee Compensation and Benefits	26,030	8,555	34,585	—		34,585
Non-compensation Costs	10,045	2,264	12,309	2,863	(4)	15,172
Special Charges	—	—	—	—		—

TOTAL EXPENSES	36,075	10,819	46,894	2,863		49,757

Income (Loss) Before Interest Expense on Long-term Debt and Income Taxes	$(2,550)	$(9,886)	(12,436)	(4,085)		(16,521)

Interest Expense on Long-term Debt			1,884	(1,884	)(2)	—

Income (Loss) Before Income Taxes			(14,320)	(2,201)		(16,521)
Provision (Benefit) for Income Taxes			(5,831)	2,368	(6)	(3,463)

NET INCOME (LOSS)			(8,489)	(4,569)		(13,058)
Net Income (Loss) Attributable to Non-controlling Interest			—	(7,722	)(7)	(7,722)

NET INCOME (LOSS) ATTRIBUTABLE TO EVERCORE PARTNERS INC.			$(8,489)	$3,153		$(5,336)

Class A Common Shares Outstanding			34,346	(20,799	)(8)	13,547

Diluted Earnings (Loss) Per Share			$(0.25)			$(0.39)

EVERCORE PARTNERS INC.

ADJUSTED PRO FORMA RECONCILIATION TO U.S. GAAP

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2009

(dollars in thousands)

(UNAUDITED)

	For The Twelve Months Ended December 31, 2009
	Non-GAAP Adjusted Pro Forma Basis			Adjustments		U.S. GAAP Basis
	Advisory	Investment Management	Total Segments			Condensed/ Consolidated Results
REVENUES
Advisory Revenue	$287,265	$—	$287,265	$6,046	(1)	$293,311
Investment Management Revenue	—	21,615	21,615	248	(1)	21,863
Other Revenue	2,065	3,495	5,560	16,674	(2)	22,234

TOTAL REVENUES	289,330	25,110	314,440	22,968		337,408
Interest Expense	—	—	—	24,269	(2)	24,269

NET REVENUES	289,330	25,110	314,440	(1,301)		313,139

EXPENSES
Employee Compensation and Benefits	163,269	38,149	201,418	9,400	(3)	210,818
Non-compensation Costs	35,084	18,132	53,216	9,198	(4)	62,414
Special Charges	—	—	—	20,129	(5)	20,129

TOTAL EXPENSES	198,353	56,281	254,634	38,727		293,361

Income (Loss) Before Interest Expense on Long-term Debt and Income Taxes	$90,977	$(31,171)	59,806	(40,028)		19,778

Interest Expense on Long-term Debt			7,595	(7,595	)(2)	—

Income Before Income Taxes			52,211	(32,433)		19,778
Provision for Income Taxes			22,580	(3,048	)(6)	19,532

NET INCOME (LOSS)			29,631	(29,385)		246
Net Income (Loss) Attributable to Non-controlling Interest			(3,252)	5,068	(7)	1,816

NET INCOME (LOSS) ATTRIBUTABLE TO EVERCORE PARTNERS INC.			$32,883	$(34,453)		$(1,570)

Class A Common Shares Outstanding			36,926	(21,381	)(8)	15,545

Diluted Earnings (Loss) Per Share			$0.89			$(0.10)

EVERCORE PARTNERS INC.

ADJUSTED PRO FORMA RECONCILIATION TO U.S. GAAP

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

(dollars in thousands)

(UNAUDITED)

	For The Twelve Months Ended December 31, 2008
	Non-GAAP Adjusted Pro Forma Basis					U.S. GAAP Basis
	Advisory	Investment Management	Total Segments	Adjustments		Condensed/ Consolidated Results
REVENUES
Advisory Revenue	$178,421	$—	$178,421	$3,187	(1)	$181,608
Investment Management Revenue	—	8,804	8,804	636	(1)	9,440
Other Revenue	5,020	1,141	6,161	27,724	(2)	33,885

TOTAL REVENUES	183,441	9,945	193,386	31,547		224,933
Interest Expense	—	—	—	30,278	(2)	30,278

NET REVENUES	183,441	9,945	193,386	1,269		194,655

EXPENSES
Employee Compensation and Benefits	116,433	22,778	139,211	7,452	(9)	146,663
Non-compensation Costs	37,477	8,328	45,805	7,439	(4)	53,244
Special Charges	—	—	—	4,132	(5)	4,132

TOTAL EXPENSES	153,910	31,106	185,016	19,023		204,039

Income (Loss) Before Interest Expense on Long-term Debt and Income Taxes	$29,531	$(21,161)	8,370	(17,754)		(9,384)

Interest Expense on Long-term Debt			2,554	(2,554	)(2)	—

Income (Loss) Before Income Taxes			5,816	(15,200)		(9,384)
Provision for Income Taxes			1,768	(1,589	)(6)	179

NET INCOME (LOSS)			4,048	(13,611)		(9,563)
Net Income (Loss) Attributable to Non-controlling Interest			—	(4,850	)(7)	(4,850)

NET INCOME (LOSS) ATTRIBUTABLE TO EVERCORE PARTNERS INC.			$4,048	$(8,761)		$(4,713)

Class A Common Shares Outstanding			34,136	(21,064	)(8)	13,072

Diluted Earnings (Loss) Per Share			$0.12			$(0.36)

EVERCORE PARTNERS INC.

ADJUSTED PRO FORMA SEGMENT RECONCILIATION TO U.S. GAAP

FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2009

(dollars in thousands)

(UNAUDITED)

	Advisory Segment
	Three Months Ended December 31, 2009				Twelve Months Ended December 31, 2009
	Non-GAAP Adjusted Pro Forma Basis	Adjustments		U.S. GAAP Basis	Non-GAAP Adjusted Pro Forma Basis	Adjustments		U.S. GAAP Basis
Net Revenues:
Advisory	$99,181	$1,699	(1)	$100,880	$287,265	$6,046	(1)	$293,311
Other Revenue, net	326	(1,035	)(2)	(709)	2,065	(2,742	)(2)	(677)

Net Revenues	99,507	664		100,171	289,330	3,304		292,634

Expenses:
Employee Compensation and Benefits	53,256	4,125	(3)	57,381	163,269	7,910	(3)	171,179
Non-compensation Costs	10,513	2,169	(4)	12,682	35,084	7,922	(4)	43,006
Special Charges	—	3,991	(5)	3,991	—	7,942	(5)	7,942

Total Expenses	63,769	10,285		74,054	198,353	23,774		222,127

Operating Income	$35,738	$(9,621)		$26,117	$90,977	$(20,470)		$70,507

	Investment Management Segment
	Three Months Ended December 31, 2009				Twelve Months Ended December 31, 2009
	Non-GAAP Adjusted Pro Forma Basis	Adjustments		U.S. GAAP Basis	Non-GAAP Adjusted Pro Forma Basis	Adjustments		U.S. GAAP Basis
Net Revenues:
Investment Management Revenue	$9,104	$245	(1)	$9,349	$21,615	$248	(1)	$21,863
Other Revenue, net	529	(875	)(2)	(346)	3,495	(4,853	)(2)	(1,358)

Net Revenues	9,633	(630)		9,003	25,110	(4,605)		20,505

Expenses:
Employee Compensation and Benefits	9,756	864	(3)	10,620	38,149	1,490	(3)	39,639
Non-compensation Costs	5,167	359	(4)	5,526	18,132	1,276	(4)	19,408
Special Charges	—	—		—	—	12,187	(5)	12,187

Total Expenses	14,923	1,223		16,146	56,281	14,953		71,234

Operating Income (Loss)	$(5,290)	$(1,853)		$(7,143)	$(31,171)	$(19,558)		$(50,729)

EVERCORE PARTNERS INC.

ADJUSTED PRO FORMA SEGMENT RECONCILIATION TO U.S. GAAP

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009

(dollars in thousands)

(UNAUDITED)

	Advisory Segment
	Three Months Ended September 30, 2009
	Non-GAAP Adjusted Pro Forma Basis	Adjustments		U.S. GAAP Basis
Net Revenues:
Advisory	$71,596	$1,710	(1)	$73,306
Other Revenue, net	1,208	(1,024	)(2)	184

Net Revenues	72,804	686		73,490

Expenses:
Employee Compensation and Benefits	41,119	3,785	(3)	44,904
Non-compensation Costs	8,812	2,178	(4)	10,990
Special Charges	—	—		—

Total Expenses	49,931	5,963		55,894

Operating Income	$22,873	$(5,277)		$17,596

	Investment Management Segment
	Three Months Ended September 30, 2009
	Non-GAAP Adjusted Pro Forma Basis	Adjustments		U.S. GAAP Basis
Net Revenues:
Investment Management Revenue	$9,785	$—		$9,785
Other Revenue, net	793	(872	)(2)	(79)

Net Revenues	10,578	(872)		9,706

Expenses:
Employee Compensation and Benefits	9,574	626	(3)	10,200
Non-compensation Costs	4,701	115	(4)	4,816
Special Charges	—	—		—

Total Expenses	14,275	741		15,016

Operating Income (Loss)	$(3,697)	$(1,613)		$(5,310)

EVERCORE PARTNERS INC.

ADJUSTED PRO FORMA SEGMENT RECONCILIATION TO U.S. GAAP

FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2008

(dollars in thousands)

(UNAUDITED)

	Advisory Segment
	Three Months Ended December 31, 2008				Twelve Months Ended December 31, 2008
	Non-GAAP Adjusted Pro Forma Basis	Adjustments		U.S. GAAP Basis	Non-GAAP Adjusted Pro Forma Basis	Adjustments		U.S. GAAP Basis
Net Revenues:
Advisory	$31,085	$653	(1)	$31,738	$178,421	$3,187	(1)	$181,608
Other Revenue, net	2,440	—		2,440	5,020	—		5,020

Net Revenues	33,525	653		34,178	183,441	3,187		186,628

Expenses:
Employee Compensation and Benefits	26,030	—		26,030	116,433	7,452	(9)	123,885
Non-compensation Costs	10,045	1,122	(4)	11,167	37,477	5,071	(4)	42,548
Special Charges	—	—		—	—	—		—

Total Expenses	36,075	1,122		37,197	153,910	12,523		166,433

Operating Income (Loss)	$(2,550)	$(469)		$(3,019)	$29,531	$(9,336)		$20,195

	Investment Management Segment
	Three Months Ended December 31, 2008				Twelve Months Ended December 31, 2008
	Non-GAAP Adjusted Pro Forma Basis	Adjustments		U.S. GAAP Basis	Non-GAAP Adjusted Pro Forma Basis	Adjustments		U.S. GAAP Basis
Net Revenues:
Investment Management Revenue	$766	$9	(1)	$775	$8,804	$636	(1)	$9,440
Other Revenue, net	167	(1,884	)(2)	(1,717)	1,141	(2,554	)(2)	(1,413)

Net Revenues	933	(1,875)		(942)	9,945	(1,918)		8,027

Expenses:
Employee Compensation and Benefits	8,555	—		8,555	22,778	—		22,778
Non-compensation Costs	2,264	1,741	(4)	4,005	8,328	2,368	(4)	10,696
Special Charges	—	—		—	—	4,132	(5)	4,132

Total Expenses	10,819	1,741		12,560	31,106	6,500		37,606

Operating Income (Loss)	$(9,886)	$(3,616)		$(13,502)	$(21,161)	$(8,418)		$(29,579)

Notes to Unaudited Condensed Consolidated Adjusted Pro Forma Financial Data

(1)	The Company has reflected the reclassification of reimbursable expenses and expenses associated with revenue sharing engagements with third parties as a reduction of revenue.

(2)	Adjusted Pro Forma segment information classifies interest expense on short-term repurchase agreements within the Investment Management segment as Other Revenue, net, whereas U.S. GAAP results reflect this in Interest Expense. Interest Expense on Long-term Debt is excluded from the Advisory and Investment Management segment results and is included in Interest Expense on a U.S. GAAP Basis.

(3)	The Company incurred expenses for the three and twelve months ended December 31, 2009 from the modification of Evercore LP Units, which will vest over a five-year period, and the vesting of modified equity awards in conjunction with an offering during the third quarter of 2009.

(4)	Non-compensation Costs on an Adjusted Pro Forma basis reflect the following adjustments:

	Three Months Ended December 31,
	2009				2008
	Adjusted Pro Forma	Adjustments		U.S. GAAP	Adjusted Pro Forma	Adjustments		U.S. GAAP
Occupancy and Equipment Rental	$3,844	$—		$3,844	$3,132	$—		$3,132
Professional Fees	5,023	1,296	(1)	6,319	4,209	218	(1)	4,427
Travel and Related Expenses	2,651	552	(1)	3,203	2,460	380	(1)	2,840
Communications and Information Services	1,163	48	(1)	1,211	663	12	(1)	675
Depreciation and Amortization	580	584	(4a)	1,164	556	469	(4a)	1,025
Acquisition and Transition Costs	—	—		—	—	1,596	(4b)	1,596
Other Operating Expenses	2,419	48	(1)	2,467	1,289	188	(1)	1,477

Total Non-compensation Costs	$15,680	$2,528		$18,208	$12,309	$2,863		$15,172

	Three Months Ended September 30,
	2009
	Adjusted Pro Forma	Adjustments		U.S. GAAP
Occupancy and Equipment Rental	$3,434	$—		$3,434
Professional Fees	4,928	745	(1)	5,673
Travel and Related Expenses	1,589	856	(1)	2,445
Communications and Information Services	1,004	22	(1)	1,026
Depreciation and Amortization	572	583	(4a)	1,155
Acquisition and Transition Costs	—	—		—
Other Operating Expenses	1,986	87	(1)	2,073

Total Non-compensation Costs	$13,513	$2,293		$15,806

	Twelve Months Ended December 31,
	2009				2008
	Adjusted Pro Forma	Adjustments		U.S. GAAP	Adjusted Pro Forma	Adjustments		U.S. GAAP
Occupancy and Equipment Rental	$13,916	$—		$13,916	$12,671	$—		$12,671
Professional Fees	17,677	3,253	(1)	20,930	13,916	2,257	(1)	16,173
Travel and Related Expenses	7,072	2,631	(1)	9,703	8,864	1,275	(1)	10,139
Communications and Information Services	3,818	108	(1)	3,926	2,928	56	(1)	2,984
Depreciation and Amortization	2,325	2,192	(4a)	4,517	2,305	1,884	(4a)	4,189
Acquisition and Transition Costs	—	712	(4b)	712	—	1,596	(4b)	1,596
Other Operating Expenses	8,408	302	(1)	8,710	5,121	371	(1)	5,492

Total Non-compensation Costs	$53,216	$9,198		$62,414	$45,805	$7,439		$53,244

(4a)	Reflects expenses associated with amortization of intangible assets acquired in the Protego, Braveheart, SFS and EAM acquisitions.

(4b)	The Company has reflected Acquisition and Transition Costs for costs incurred in connection with the acquisition of SFS and the formation of ETC. This charge reflects the change in accounting for deal-related costs required by SFAS No. 141(R), Business Combinations, codified under ASC 805, which was effective January 1, 2009.

(5)

The Company has reflected charges in conjunction with Evercore’s decision to suspend capital raising for ECP and other ongoing strategic cost management initiatives. The charges relate to the expense required to be recorded under U.S. GAAP for stock-based compensation awards that are voluntarily forfeited by employees who remain with the Company. During 2009 employees voluntarily forfeited 738,000 unvested restricted stock units and 250,000 Evercore LP partnership units. The Company has also reflected charges in 2008, as Special Charges in connection with the write-off of certain capitalized costs associated with ECP capital raising initiatives, employee severance, accelerated share-based vesting and facilities costs associated with the closing of the Los Angeles office.

(6)	Evercore is organized as a series of Limited Liability Companies, Partnerships, a C-Corporation and a Public Corporation and therefore, not all of the Company’s income is subject to corporate level taxes. As a result, adjustments have been made to increase Evercore’s effective tax rate to approximately 44% and 43% for the three and twelve months ended December 31, 2009, respectively. These adjustments assume that the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at the prevailing corporate rates, that all deferred tax assets relating to foreign operations are fully realizable within the structure on a consolidated basis and that adjustments for deferred tax assets related to the ultimate tax deductions for equity-based compensation awards are made directly to stockholders’ equity. The decrease in the effective tax rate for the twelve months ended December 31, 2008 resulted from a discrete net tax benefit that was realized during the fourth quarter.

(7)	Reflects adjustment to eliminate non-controlling interest related to all Evercore LP partnership units which are assumed to be converted to Class A common stock.

(8)	Assumes the vesting of all Evercore LP partnership units and restricted stock unit event-based awards and reflects on a weighted average basis, the dilution of unvested service-based awards. In the computation of outstanding common stock equivalents for U.S. GAAP net income per share, the unvested Evercore LP partnership units are anti-dilutive and the event-based restricted stock units are excluded from the calculation. A reconciliation from Adjusted Pro Forma to U.S. GAAP Diluted Shares Outstanding is as follows:

	Three Months Ended			Twelve Months Ended
	December 31, 2009	September 30, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Adjusted Pro Forma Diluted Shares Outstanding	40,022	37,750	34,346	36,926	34,136
Basic and Diluted Weighted Average Shares of Class A Common Stock Outstanding	—	—	—	—	(85)
Vested Partnership Units	(12,396)	(14,061)	(15,146)	(14,172)	(15,188)
Unvested Partnership Units	(4,603)	(4,603)	(4,853)	(4,603)	(4,853)
Vested Restricted Stock Units - Event Based	—	10	—	—	2
Unvested Restricted Stock Units - Event Based	(728)	(743)	(800)	(728)	(801)
Unvested Restricted Stock Units - Service Based	—	—	—	(1,798)	(36)
Unvested Restricted Stock - Service Based	—	—	—	(80)	(103)

U.S. GAAP Diluted Shares Outstanding	22,295	18,353	13,547	15,545	13,072

(9)	Reflects an adjustment for a reduction of compensation expense associated with the issuance of restricted stock to the former shareholders of Braveheart in the first quarter of 2008 as additional deferred consideration pursuant to the Sale and Purchase Agreement associated with the Braveheart acquisition.

Historical Unaudited Condensed Consolidated Adjusted Pro Forma and U.S. GAAP Selected Financial Data

The below table reflects summarized historical quarterly Adjusted Pro Forma and U.S. GAAP information for 2009 and 2008. We have included the historical results in this press release merely as additional information. Historical U.S. GAAP information and a reconciliation from Adjusted Pro Forma for the three months ended September 30, 2009 and 2008, June 30, 2009 and 2008 and March 31, 2009 and 2008, can be found in our Q3 2009, Q2 2009 and Q1 2009 earnings releases furnished to the SEC on October 28, 2009, July 29, 2009 and April 30, 2009, respectively. Revenues and Non-compensation costs for the fourth quarter of 2008 have been recast to exclude reimbursable client-related expenses and expenses associated with third-party revenue sharing arrangements.

	Adjusted Pro Forma
	Three Months Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Net Revenues	$109,140	$83,382	$71,312	$50,606	$34,458	$56,028	$58,865	$44,035

Employee Compensation and Benefits	63,012	50,693	51,859	35,854	34,585	40,311	38,512	25,803
Non-compensation Costs	15,680	13,513	13,376	10,647	12,309	11,018	10,699	11,779

TOTAL EXPENSES	78,692	64,206	65,235	46,501	46,894	51,329	49,211	37,582

Operating Income (Loss)	$30,448	$19,176	$6,077	$4,105	$(12,436)	$4,699	$9,654	$6,453

Net Income (Loss) Attributable to Evercore Partners Inc.	$16,536	$10,992	$3,550	$1,805	$(8,489)	$2,270	$5,777	$4,495
Diluted Earnings (Loss) Per Share	$0.41	$0.29	$0.10	$0.05	$(0.25)	$0.07	$0.17	$0.13
Compensation Ratio	58%	61%	73%	71%	100%	72%	65%	59%
Operating Margin	28%	23%	9%	8%	(36%)	8%	16%	15%

	U.S. GAAP
	Three Months Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Net Revenues	$109,174	$83,196	$71,043	$49,726	$33,236	$56,813	$60,118	$44,488

Employee Compensation and Benefits	68,001	55,104	51,859	35,854	34,585	40,311	38,512	33,255
Non-compensation Costs	18,208	15,806	15,983	12,417	15,172	12,937	12,427	12,708
Special Charges	3,991	—	16,138	—	—	1,695	1,310	1,127

TOTAL EXPENSES	90,200	70,910	83,980	48,271	49,757	54,943	52,249	47,090

Operating Income (Loss)	$18,974	$12,286	$(12,937)	$1,455	$(16,521)	$1,870	$7,869	$(2,602)

Net Income (Loss) Attributable to Evercore Partners Inc.	$1,649	$2,633	$(6,043)	$191	$(5,336)	$(468)	$2,056	$(965)
Diluted Earnings (Loss) Per Share	$0.07	$0.14	$(0.43)	$0.01	$(0.39)	$(0.04)	$0.16	$(0.08)
Compensation Ratio	62%	66%	73%	72%	104%	71%	64%	75%
Operating Margin	17%	15%	(18%)	3%	(50%)	3%	13%	(6%)